A Swiss                          THE SWISS
Investments                        ---------
   Fund                            HELVETIA
                                   --------
                                  FUND, INC.
                                  ----------



THE SWISS HELVETIA FUND, INC.

      Executive Offices
The Swiss Helvetia Fund, Inc.
      630 Fifth Avenue
          Suite 915
New York, New York 10111-0001
       1-888-SWISS-00                       Annual Report
       (212) 332-2760                       For the Year Ended
     http://www.swz.com                     December 31, 1997

                         THE SWISS HELVETIA FUND, INC.

Directors and Officers

Paul Hottinguer                             Rodolphe Hottinger
Chairman and                                President and
Chief Executive Officer                     Chief Operating Officer

Eric R. Gabus                               Rudolf Millisits
Vice Chairman                               Vice President
(Non officer)
                                            Edward J. Veilleux
Claude Frey                                 Vice President and Treasurer
Director
                                            Scott J. Liotta
Jean-Louis Gillieron                        Vice President
Director
                                            Paul R. Brenner, Esq.
Baron Hottinger                             Secretary
Director
                                            Joseph A. Finelli
Claude Mosseri-Marlio                       Assistant Treasurer
Director

Stephen K. West, Esq.
Director

Samuel B. Witt III, Esq.
Director



Investment Advisor
Hottinger Capital Corp.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
(212) 332-7930

Administrator
Investment Company Capital Corp.

Custodian
PNC Bank, N.A.

Transfer Agent
PNC Bank, N.A.
(800) 852-4750

Legal Counsel
Paul R. Brenner, Esq.
and
Christy & Viener

Independent Auditors
Deloitte & Touche LLP

For Dividend Reinvestment Information, see page 21.



The Investment Advisor

The Fund is managed by Hottinger Capital Corp., which is 100% owned by the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer which was formed in Paris in 1786, and is one of Europe's oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in New York, Zurich, Luxembourg, Geneva and the Bahamas.

Executive Offices
The Swiss Helvetia Fund, Inc.
630 Fifth Avenue
Suite 915
New York, New York 10111-0001
1-888-SWISS-00 (1-888-794-7700)
(212) 332-2760

For inquiries and reports:
1-888-SWISS-00 (1-888-794-7700)
Fax (212) 332-7931

Website Address
http://www.swz.com

The Fund

The Swiss Helvetia Fund, Inc. is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund, listed on the New York Stock Exchange under the symbol "SWZ," is managed by Hottinger Capital Corp.

Net Asset Value is calculated daily by 6:00 P.M. (Eastern Standard Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Weekly Net Asset Value is also published in Barron's, the Monday edition of The Wall Street Journal and the Saturday edition of The New York Times.

                          THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Year in Review

     By all measures, 1997 was an exceptional year for the Swiss equities market and for The Swiss Helvetia Fund. The Swiss Performance Index's (SPI) total return for the year was 55.19% in Swiss franc terms and 42.18% in U.S. dollar terms. The stockholders of the Fund have witnessed their investment grow to a similar extent over the year, namely by a 41.10% increase in net asset value. The Fund's share price slightly outperformed the SPI with a total return of 42.67%, which produced a reduction in the Fund's market discount to net asset value.

     During 1997, the major Swiss companies incurred a period of restructuring almost unparalleled in other countries. In the headlines of the financial press were not only some of the largest mergers and acquisitions but also divestitures of notable affiliates in an attempt to concentrate on core businesses. The consolidation of the financial sector, already in an advanced stage in the U.S., also increased significantly during the past year in Switzerland.

     To improve their competitiveness abroad and to boost their domestic restructuring, Union Bank of Switzerland and Swiss Bank Corporation, two of the Fund's largest holdings, agreed in December to consolidate as the United Bank of Switzerland. This agreement will create the world's second largest bank based on its combined capital base and an estimated market capitalization of more than 90 billion Swiss francs ($60.8 billion), and the world's largest manager of third-party assets.

     Earlier in the year, Zurich Group, which had changed its name from Zurich Insurance, further strengthened its asset management busi-

================================================================================
Total Return Performance Based on Net Asset Value Per Share*
For the periods ended 12/31/97
--------------------------------------------------------------------------------
In U.S. dollars
--------------------------------------------------------------------------------
                            1 Year       3 Years**     5 Years**
--------------------------------------------------------------------------------
  The Swiss Helvetia Fund    41.10%        22.65%        22.11%
--------------------------------------------------------------------------------
  S&P 500 Index              33.36%        31.15%        20.27%
--------------------------------------------------------------------------------
  EAFE Index                  1.78%         6.27%        11.39%
--------------------------------------------------------------------------------
  Lipper European Fund
    Average                  18.85%        19.47%        17.79%
--------------------------------------------------------------------------------
* These figures assume the reinvestment of dividends and capital gains distributions. The Standard & Poor's 500 Index is an unmanaged index that is widely recognized as an indicator of general U.S. equity market performance. The Morgan Stanley Europe, Australia and Far East (EAFE) Index is an unmanaged index that is widely recognized as an indicator of general international equity performance. The Lipper European Fund Average is an index of approximately 80 managed funds that invest in equity securities in European markets. Past performance is not an indicator of future results.
**   Average annual returns.

                         THE SWISS HELVETIA FUND, INC.

ness in an attempt to become a truly global financial institution by purchasing the reputable Scudder Stevens & Clark. They formed Scudder Kemper Investments Inc., which has assets under management of over $200 billion. Later in the year, in a transaction valued at more than $18 billion, Zurich Group acquired the financial services business of B.A.T. Industries of the United Kingdom.

     Credit Suisse Group acquired Winterthur Insurance and thereafter acquired parts of Barclays Bank in Britain. Credit Suisse now has assets greater than 700 billion Swiss francs ($475 billion) and manages clients' assets of the same magnitude.

     In the second quarter, Roche Holding AG agreed to acquire Germany's privately owned Corange, a group with activities in diagnostics (Boehringer) and orthopedics (De Puy). Following the acquisition earlier in the year of the remaining stake in the U.S. company Tastemaker, Roche Holding is now the leader in the diagnostics business and is in one of the top positions in the fragrance business.

     Also in the second quarter, the specialty chemicals company, Clariant AG, agreed to acquire the specialty chemicals business of Germany's Hoechst, thereby more than doubling in size. In the same sector, Ciba Specialty Chemicals AG was spun off by Novartis Ltd. during the first quarter of 1997.

     This exceptionally high corporate activity in the insurance, banking, health care and chemicals industries has attracted investors' attention and has been the main performance driver of the Swiss equities market during 1997.

--------------------------------------------------------------------------------
Performance of The Swiss Helvetia Fund* vs. SPI Index
From inception (August 27, 1987) through December 31, 1997
--------------------------------------------------------------------------------
In Swiss francs
--------------------------------------------------------------------------------


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


                     The Fund      SPI Index

8/87                 100             100
12/87                 76.32           68.27
12/88                 81.93           83.63
12/89                101.56          100.97
12/90                 86.77           80.59
12/91                 99.01           93.42
12/92                116.7           109.9
12/93                175.05          165.73
12/94                159.59          153.11
12/95                191.52          188.41
12/96                227.24          222.88
12/97                352.17          345.89


* Gross of Fund expenses. The Fund's performance is calculated using the Modified Dietz method.

                         THE SWISS HELVETIA FUND, INC.

     There were also several initial public offerings in which the Fund participated and in which the Fund continues to hold certain positions.

Investment Strategy

     In the fourth quarter of 1997, the Fund continued to invest in companies with superior characteristics in terms of management, valuation and shareholder value. The economic turbulence in the Far East, however, has caused the Fund to make some adjustments in its investment strategy. Based on the outlook for less economic growth, especially in some of the emerging countries, the Fund's management has cut back on its exposure in both the electrical engineering & electronics and the machinery sectors. Positions were either reduced or sold entirely. Some examples are Asea Brown Boveri Ltd., SMH Ltd., Schindler Holding AG and Sulzer AG.

     The Fund also disposed of investments in companies where management has been slow to adapt a more dynamic business policy. On the other hand, the weighting in the banking sector has been gradually increased, mainly because of the favorable interest rate environment.

Discount to Net Asset Value

     Management is pleased to report that the discount to net asset value showed stabilization and even improvement during the last part of the fourth quarter. The discount moved from 18.20% at the beginning of the year to 16.73% on December 31, 1997. Management continues its efforts to reduce the discount by concentrating on stockholder communications and delivering transparent and timely information in order to create long-term relationships between the Fund

================================================================================

Financial Highlights
================================================================================
                            1997          1996           1995         1994
--------------------------------------------------------------------------------
  Net Assets
--------------------------------------------------------------------------------
    (in Million SFr)       593.1         396.1          347.2        238.1
--------------------------------------------------------------------------------
    (in Million $)         406.0         296.0          301.2        181.8
--------------------------------------------------------------------------------
  Outstanding Shares
    (000)                 12,321        12,262         12,262        9,187
--------------------------------------------------------------------------------
  Net Asset Value
    per Share ($)          32.95         24.14          24.56        19.79
--------------------------------------------------------------------------------
  Dividend per Share ($)    0.86*         0.75           0.65         1.26
================================================================================
* Includes a $0.04 per share ordinary income dividend and a long-term capital gains distribution of $0.82.

                         THE SWISS HELVETIA FUND, INC.

and its Shareholders. One step taken to achieve this result which was commenced in early 1998, was to publish the net asset value on a daily rather than weekly basis. This information is available on the Fund's Website at www.swz.com or by calling 1-888-SWISS-00. Management also will continue to increase marketing efforts since it is believed that the discount provides investors with an opportunity to purchase a participation in international quality assets at lower than Swiss market prices while at the same time produces a higher yield since distributions are based upon net asset value while an investment in the Fund's shares is made at market price. Management's efforts to reduce the discount are also assisted by the fact that the Fund has received favorable coverage from analysts covering closed-end funds. These elements, combined with a positive perspective for the Swiss equities market in 1998, should support continued interest in the Fund's shares.

Outlook for 1998

     After a year with exceptional performance, Management is modestly cautious about 1998. Several factors, however, still justify higher share prices in Switzerland, such as low inflation, ample liquidity provided by the Swiss National Bank and good prospects for earnings growth that are expected to be about 15% for 1998, which is higher than the average expectation for the U.S. market. The situation in Southeast Asia and expected slower global economic growth may, however, adversely affect some export industries. On the other hand, an upturn in the Swiss economy should begin to improve the earnings outlook for purely domestic companies in 1998. The record low interest


================================================================================
The Swiss Helvetia Fund--Portfolio Holdings per Industry
as of December 31, 1997
================================================================================
  Pharmaceuticals           15.2%
  Cash and Equiv.            0.2
  Food, Luxury Goods        11.2
  Insurance                 13.6
  Machinery                  2.7
  Banks                     17.8
  Chemicals                  4.4     [PIE CHART APPEARS HERE--SEE PERCENTAGES
  Misc. Services             3.7                   TO THE LEFT]
  Misc. Industries           2.7
  Building Contractors       1.2
  Electrical Engineering     3.2
  Retailers                  0.7
  Transport                  0.9
  Life Sciences             22.5
================================================================================

                         THE SWISS HELVETIA FUND, INC.

rate environment should continue to attract investors into the equities market as they look for higher returns. This is especially true for Swiss individual investors who are still holding low levels of equities in their personal portfolios in comparison to individual investors in the United States and the United Kingdom.

     The wave of corporate restructurings and changes in top executive positions toward managers with international experience and more shareholder value orientation, are expected to continue and, if so, should improve efficiency on an ongoing basis. In addition, more Swiss companies are working on tax-efficient solutions to purchase back a portion of their outstanding stock as well as to repay capital by reducing the nominal value of their shares.

     Swiss Telecom (Swisscom) is expected to come to the market in 1998 and create an investment opportunity in an interesting environment of global deregulation and international alliances.

     The anticipation of the introduction of the European currency in January 1999 might create some uncertainties for the European currency markets in 1998, but also may create opportunities for increasing corporate activities in terms of mergers and acquisitions justified by the emergence of Europe as a large, more integrated and more homogeneous market.

     After having an initial dampening effect on growth due to its strict conversion criteria, the European Monetary Union being a closer reality should stimulate investment across the participating countries, creating an upturn in economic activity. Corporate Switzerland is expected to benefit from this since it has significant exposure

--------------------------------------------------------------------------------
The Swiss Helvetia Fund--Ten Largest Holdings (in U.S. dollars)
As of December 31, 1997
--------------------------------------------------------------------------------
                                                            % of Total
                             Cost        Market Value       Net Assets
--------------------------------------------------------------------------------
   1. Novartis Ltd.      $ 31,190,468    $ 91,238,591          22.5%
   2. Roche Holding AG     16,329,129      59,084,514          14.6
   3. Nestle AG            18,418,475      43,459,300          10.7
   4. Swiss Reinsurance
      Company               8,253,411      28,055,042           6.9
   5. Credit Suisse Group  13,321,545      27,229,233           6.7
   6. Zurich Group          9,350,656      23,824,194           5.9
   7. Union Bank of
      Switzerland           9,559,891      23,134,114           5.7
   8. Swiss Bank
      Corporation           8,518,201      17,625,796           4.3
   9. ABB Asea Brown
      Boveri Ltd.           7,487,364       9,044,978           2.2
  10. Ciba Specialty
      Chemicals AG            876,143       6,551,653           1.6
--------------------------------------------------------------------------------
      Total              $123,305,283    $329,247,415          81.1%
--------------------------------------------------------------------------------

                         THE SWISS HELVETIA FUND, INC.

to European Monetary Union countries, particularly Germany, France and Italy.

     In conclusion, Management believes that the Swiss equities market, with a large portion of its capitalization constituted in health care (good pricing power in a deflationary context) and financial sectors (restructuring on a large scale), can provide good protection in a difficult investment environment.


     Thank you for your continued interest in the Fund.

Sincerely,

/s/ Paul Hottinguer
---------------------
Paul Hottinguer
Chairman and Chief Executive Officer

/s/ Rodolphe Hottinger
---------------------
Rodolphe Hottinger
President and Chief Operating Officer


January 20, 1998


--------------------------------------------------------------------------------
The Swiss Helvetia Fund--
Ten Issues Having Greatest Appreciation in 1997(1)
--------------------------------------------------------------------------------
                                 Market Price   Market Price
                                     in U.S.$       in U.S.$                %
                                        as of          as of     Appreciation
                                     12/31/96       12/31/97          1996-97
--------------------------------------------------------------------------------
   1. Swiss Bank
      Corporation - Warrants          $     3        $    14         366.67%
   2. Clariant AG (R)                     428            835          95.09
   3. Baer Holdings Ltd. (B)            1,048          1,855          77.00
   4. Swiss Reinsurance
      Company (R)                       1,068          1,870          75.09
   5. Ares Serono SA (B)                  954          1,650          72.96
   6. Zurich Group (R)                    278            476          71.22
   7. Saurer Gruppe
      Holding AG (R)                      433            726          67.67
   8. Union Bank of
      Switzerland (B)                     876          1,446          65.07
   9. Belimo Automation AG (R)            208            342          64.42

  10. Swiss Bank Corporation (R)          190            311          63.68

(1) Among issues held for the full year.
 (B)=Bearer Shares
 (R)=Registered Shares

                         THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity in 1997 involved changes in the following positions:

New Investments by the Fund
--------------------------------
Agie Charmilles Holding AG
Alusuisse-Lonza Holding AG
Bank Sarasin & Cie
Ciba Specialty Chemicals AG
EMS Chemie Holding AG
Forbo Holdings Ltd.
Georg Fischer AG
Gretag-Macbeth Holding AG
Helvetia Patria-Holding
Interroll Holding AG

Komax Holding AG
Kuehne & Nagel International AG
Movenpick Holding Ltd.
Rieter Holding AG
Sairgroup
Sika Finanz AG
Sulzer Medica
Valora Holdings AG


Additions to Existing Investments
-----------------------------------
Adecco SA
Ares Serono SA
Baloise-Holding
Clariant AG
Credit Suisse Group
Holderbank Financiere Glarus AG
Huber & Suhner AG
Industrieholding Cham AG
Jelmoli Holding Ltd.
Prodega AG

Swiss Corporation for Micro-
  electronics and Watchmaking
  Industries Ltd. (SMH)--Bearer
  Shares
Sulzer AG
Swiss Bank Corporation
Swiss Reinsurance Company
Union Bank of Switzerland


Securities Disposed of
-----------------------------------
Affichage
Ascom Holdings Ltd.
Banque Cantonale Vaudoise
Baumgartner Papiers S.A.
Bobst Ltd.
Danzas Holding AG
Datwyler Holding AG
Esec Holding AG
Intershop Holding Ltd.
Kaba Holding
Micronas Semiconductor
   Holding AG

Nokia-Maillefer Holding SA
Phonak Holding AG
Schweizerhall Holding AG
Stratec Holding AG
Swiss Corporation for
  Microelectronics and
  Watchmaking Industries Ltd.
  (SMH)--Registered Shares
Swiss Life Insurance and Pension
  (Rentenanstalt)
Winterthur Schweizerische
  Versicherungs-Gesellschaft

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets                                        December 31, 1997


                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
         Common Stocks and Warrants - 99.8%

         Banks - 17.8%

 1,200   Baer Holdings Ltd.
         Bearer Shares                 $ 2,226,330     0.5%
         Banking group specializing in asset
         management, investment consulting
         and securities trading.
         (cost $1,357,654)
 3,000   Bank Sarasin & Cie
         Registered Shares               2,259,191     0.6
         A bank specializing in investment
         advisor services and portfolio
         management for private and institutional
         customers in Europe.
         (cost $1,967,594)
175,990  Credit Suisse Group*
         Registered Shares              27,229,233     6.7
         A global financial services institution
         whose main holding is Credit Suisse,
         one of Switzerland's "Big Three" banks.
         (cost $13,321,545)
16,000   Schweizerische Bankgesellschaft*
         (Union Bank of Switzerland)
         Bearer Shares                  23,134,114     5.7
         One of the three largest Swiss
         full-service banks.
         (cost $9,559,891)
         Schweizerischer Bankverein*
         (Swiss Bank Corporation)
54,000   Registered Shares              16,783,734     4.1
60,000   Warrants Expiring 6/30/00**       842,062     0.2
         One of the three largest international
         Swiss banks.
         (cost $8,518,201)
                                        ----------    ----
                                        72,474,664    17.8


         Building Contractors & Materials - 1.2%

   500   Forbo Holdings Ltd.
         Registered Shares                 204,354     0.1
         Manufacturer of wall and floor coverings.
         (cost $222,960)

                                                     Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
         Building Contractors & Materials - (continued)

 5,600   Holderbank Financiere Glarus AG
         Bearer Shares                  $4,569,864     1.1%
         Large cement producer with
         worldwide operations.
         (cost $4,461,410)
   200   Keramik Holding AG Laufen
         Bearer Shares                     78,729      --
         One of the largest suppliers in the
         world of floor and wall tiles, sanitary
         fittings, crockery and ceramics.
         (cost $143,403)
                                       ----------    -----
                                        4,852,947      1.2

         Chemicals - 4.4%

55,000   Ciba Specialty Chemicals AG*
         Registered Shares**            6,551,653      1.6
         A spin-off from Novartis Ltd.
         in February 1997, develops,
         manufactures and markets specialty
         chemical products worldwide. These
         products include additives, performance
         polymers, textile dyes, consumer
         care chemicals and pigments.
         (cost $876,143)
 5,000   Clariant AG
         Registered Shares              4,176,080      1.0
         Specializes in color chemistry and
         manufactures a range of dyestuffs,
         pigments, chemicals, additives and
         masterbatches for the textile, paper,
         leather, plastics, synthetic fibers and
         paint industries.
         (cost $2,304,318)
   200   EMS Chemie Holding AG
         Bearer Shares**                  983,090      0.3
         Produces polymers and manufactures
         high-grade chemical intermediates
         and fine chemicals.
         (cost $766,308)

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                            December 31, 1997

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Common Stocks and Warrants - (continued)

       Chemicals - (continued)

   600 Gurit-Heberlein AG
       Bearer Shares                $ 1,782,707      0.4%
       European market leader for wind
       screen bonding systems, ski bases
       and optically pure thermoplastic
       sheeting for the auto industry.
       (cost $1,328,554)
 2,000 Siegfried AG
       Registered Shares              2,450,880      0.6
       International producer and supplier of
       chemicals and pharmaceuticals for
       major businesses.
       (cost $1,526,469)
 6,500 Sika Finanz AG
       Bearer Shares                  2,064,763      0.5
       Leading producer of construction
       chemicals.
       (cost $1,746,643)
                                     ----------     ----
                                     18,009,173      4.4

       Electrical Engineering & Electronics - 3.2%

 7,200 ABB Asea Brown Boveri Ltd.*
       Bearer Shares                  9,044,978      2.2
       One of the largest electrical engineering
       firms in the world.
       (cost $7,487,364)
 2,700 Agie Charmilles Holding AG
       Registered Shares                212,569      0.1
       Holding company for a group of
       companies that produce electric discharge
       erosion machines and equipment for the
       automobile and electronics industries.
       Distributes and sells products internationally.
       (cost $261,225)
 2,000 Belimo Automation AG
       Registered Shares                684,603      0.2
       World market leader in damper and
       volume control actuators for ventilation and air conditioning equipment.
       (cost $433,378)


                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Electrical Engineering & Electronics - (continued)

   150 Disetronic Holding AG
       Bearer Shares                    $ 328,610      0.1%
       Leading company in medical technology.
       Manufactures and markets infusion
       systems and injection systems used to
       administer insulin and growth hormones.
       (cost $333,030)
 4,000 Swiss Corporation for Micro-electronics
       and Watchmaking Industries Ltd. (SMH)
       Bearer Shares                    2,207,161      0.5
       Watchmaking company.
       (cost $2,533,302)
   500 Zellweger Luwa AG
       Bearer Shares                      323,475      0.1
       Worldwide diversified industrial and
       service company active mainly in textile
       electronics, air filtering and conditioning
       techniques.
       (cost $485,078)
                                      -----------     ----
                                       12,801,396      3.2

       Food & Luxury Goods - 11.2%

 1,800 Hero AG
       Bearer Shares                    1,016,636      0.3
       Leading Swiss manufacturer of branded
       jams and preserves.
       (cost $872,112)
    50 Lindt & Spruengli AG
       Registered Shares                  965,291      0.2
       Major manufacturer of premium
       Swiss chocolates.
       (cost $922,328)
29,000 Nestle AG*
       Registered Shares               43,459,300     10.7
       Largest food and beverage processing
       company in the world.
       (cost $18,418,475)
                                      -----------     ----
                                       45,441,227     11.2

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                            December 31, 1997

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Common Stocks and Warrants - (continued)

       Insurance - 13.6%

 1,400 Baloise-Holding
       Registered Shares**            $ 2,590,676      0.6%
       Medium-sized insurer active in all
       sectors of insurance.
       (cost $1,291,870)
   750 Helvetia Patria-Holding
       Registered Shares                  641,816      0.2
       Through its subsidiaries, Helvetia
       Schweizerische Versicherungs-
       Gesellschaft and Patria Schweizerische
       Lebensversicherungs-Gesellschaft,
       offers all types of life, property and
       casualty insurance in Switzerland and
       elsewhere.
       (cost $406,068)
15,000 Schweizerische Ruckversicherungs -
       Gesellschaft*
       (Swiss Reinsurance Company)
       Registered Shares               28,055,042      6.9
       Second largest reinsurance company
       in the world.
       (cost $8,253,411)
50,000 Zurich Schweizerische
       Versicherungs-Gesellschaft*
       (Zurich Group)
       Registered Shares               23,824,194      5.9
       A large worldwide insurance operator.
       (cost $9,350,656)
                                      -----------     ----
                                       55,111,728     13.6

       LIFE SCIENCES - 22.5%

56,233 Novartis Ltd.*
       Registered Shares               91,238,591     22.5
       Life science group created by the
       consolidation of Sandoz and
       Ciba-Geigy. Manufactures health
       care products for use in a broad range
       of medical fields, as well as
       agricultural and nutritional products.
       (cost $31,190,468)
                                      -----------     ----
                                       91,238,591     22.5


                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Machinery - 2.7%

 1,600 Bucher Holding Ltd.
       Bearer Shares                   $1,391,114      0.4%
       Manufacturer of agricultural machines,
       special vehicles, fruit juice equipment
       and plastics machinery.
       (cost $1,064,661)
   800 Georg Fischer AG
       Bearer Shares                    1,095,365      0.3
       A mechanical engineering group that is
       a market leader in vehicle engineering and
       pipeline systems.
       (cost $1,239,177)
 6,000 Mikron Holding AG
       Registered Shares**                998,152      0.2
       Machine tools and milling machine
       producer.
       (cost $653,466)
 3,000 Rieter Holding AG
       Registered Shares                1,281,577      0.3
       Leading supplier of spinning machinery
       for the textile industry and noise-control
       products for the automative industry.
       (cost $1,010,310)
 1,200 Saurer Gruppe Holding AG
       Registered Shares                  870,815      0.2
       Manufactures and markets a variety
       of textile machines.
       (cost $497,217)
 1,000 Schindler Holding AG
       Registered Shares                1,074,143      0.3
       One of the world's largest elevator
       companies and a leading Swiss
       machinery enterprise.
       (cost $1,103,434)
 1,500 SIG Schweizerische Industrie-
       Gesellschaft Holding AG
       Registered Shares                2,048,675      0.5
       Medium-sized machinery manufacturer
       with interests in the packaging, defense and railway industries.
       (cost $2,004,653)

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                            December 31, 1997

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Common Stocks and Warrants - (continued)

       Machinery - (continued)

 3,500 Sulzer AG
       Registered Shares              $ 2,218,799      0.5%
       Manufactures and sells industrial
       equipment, machinery and medical tools.
       (cost $2,743,040)
                                      -----------     ----
                                       10,978,640      2.7

       Miscellaneous Industries - 2.7%

   400 AFG Arbonia-Forster Holding AG
       Bearer Shares**                    197,166     --
       Manufacturer of heating radiators,
       refrigeration kitchen equipment and
       steel tubing.
       (cost $260,867)
       Alusuisse-Lonza Holding AG
 1,500 Bearer Shares                    1,430,479      0.4
 3,200 Registered Shares                3,073,595      0.8
       A holding company which has
       subsidiaries operating in industrial
       products, packaging and organic
       chemicals. Produces a wide range
       of consumer industrial products,
       as well as aluminum for casting and foil.
       (cost $3,465,173)
   300 Christ AG
       Registered Shares                  205,381      0.1
       Manufactures and markets water
       purification systems and produces
       customized systems for high-tech,
       industrial-scale water treatment plants
       as well as standard systems.
       (cost $259,210)
   500 Gretag-Macbeth Holding AG
       Registered Shares**                180,393      --
       Offers a spectrum of benchtop and
       portable color measurement
       instrumentation, color formulation
       and color quality control systems,
       densitometers and visual color standards.
       (cost $163,949)

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Miscellaneous Industries - (continued)

 1,200 Huber & Suhner AG
       Registered Shares               $1,922,366      0.5%
       Manufactures a wide range of products,
       extending from cables for energy and
       electrical transmission to special
       products such as rubber.
       (cost $1,291,044)
   600 Industrieholding Cham AG
       Registered Shares                  406,654      0.1
       Manufactures paper and storage logistics
       systems and owns real estate.
       (cost $346,396)
 1,000 Interroll Holding AG
       Registered Shares**                191,004      --
       Leading international supplier of
       modules, components and systems for
       the storage and conveyance of discrete
       goods and bulk products.
       (cost $172,944)
   800 Kardex AG
       Bearer Shares                      216,335      0.1
       Specializing in industrial and office
       storage systems, office machinery,
       safety and computer software.
       (cost $240,210)
 1,000 Komax Holding AG
       Registered Shares**                355,994      0.1
       World leading manufacturer of wire
       processing machines.
       (cost $346,843)
10,000 Oerlikon-Buehrle Holding AG
       Registered Shares                1,403,437      0.3
       The diversified holding company includes
       Bally (shoes and accessories), Balzers
       and Leybold (surface technologies),
       Oerlikon Contraves (military products and space technology) and Pilatus (aircraft).
       (cost $951,758)

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (continued)                            December 31, 1997

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Common Stocks and Warrants - (continued)

       Miscellaneous Industries - (continued)

 1,600 Phoenix Mecano AG
       Bearer Shares                    $ 816,047      0.2%
       Leading Swiss packaging manufacturer
       for the mechanical engineering and
       electronics industry.
       (cost $702,635)
 2,000 Sulzer Medica
       Registered Shares**                479,222      0.1
       A partial spin-off from Sulzer AG, Sulzer
       Medica AG is a medical technology
       company serving the orthopedic and
       cardiovascular markets on a global basis.
       Designs, manufactures and markets
       orthopedic and cardiovascular products,
       with a focus on implantable medical
       products and materials technology.
       (cost $565,020)
                                      ----------      ----
                                       10,878,073      2.7

       Miscellaneous Services - 3.7%

12,000 Adecco SA
       Bearer Shares                    3,479,154      0.9
       Leading personnel and temporary
       employment company.
       (cost $4,086,278)
   800 Bossard Holding AG
       Bearer Shares                      325,871      0.1
       Manufactures fastening elements,
       industrial adhesives, tools, pneumatics
       and handling modules and automated
       assembly systems.
       (cost $319,705)
 3,000 Compagnie Financiere Richemont AG
       Bearer Shares                    3,265,558      0.8
       Investment company with principal
       interests in luxury goods and tobacco.
       (cost $1,797,103)

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Miscellaneous Services - (continued)

   800 Kuoni Travel Holding Ltd.
       Registered Shares              $ 2,998,562      0.7%
       Leader in the Swiss travel and tourism
       sector with subsidiaries in the United
       Kingdom, Germany, France and Austria.
       (cost $1,311,261)
 3,000 Movenpick Holding Ltd.
       Bearer Shares                    1,213,802      0.3
       Through its subsidiaries, invests in the
       hotel and restaurant business worldwide.
       Also produces food items under the
       Movenpick name, including ice cream,
       coffee, salmon and jams.
       (cost $934,392)
 4,000 Publigroupe SA
       Participation Certificates         873,554      0.2
       Largest Swiss advertising intermediary.
       (cost $811,373)
 8,000 Societe Generale de Surveillance
       Holding AG
       Registered Shares                2,930,102      0.7
       World's leading inspection company
       and adjusting group.
       (cost $1,624,194)
                                      -----------     ----
                                       15,086,603      3.7

       Pharmaceuticals - 15.2%

 1,500 Ares Serono SA
       Bearer Shares                    2,474,841      0.6
       Develops and markets pharmaceutical
       and diagnostic products. Worldwide
       market leader in pharmaceutical
       products for the treatment
       of infertility.
       (cost $1,414,676)

                         THE SWISS HELVETIA FUND, INC.

Statement of Net Assets (concluded)                            December 31, 1997

                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
       Common Stocks and Warrants - (concluded)

       Pharmaceuticals - (continued)

 5,950 Roche Holding AG*
       Dividend Rights Certificates   $59,084,514     14.6%
       Worldwide pharmaceutical company
       which also develops vitamins,
       fragrances and diagnostic equipment.
       (cost $16,329,129)
                                      -----------     ----
                                       61,559,355     15.2

       Retailers - 0.7%

 1,500 Jelmoli Holding Ltd.
       Bearer Shares                    1,293,900      0.3
       Operates a network of retail/service
       outlets throughout Switzerland,
       including local dry cleaners, auto body
       shops, opticians, interior decorators,
       travel agencies, restaurants,
       pharmacies and retailers.
       (cost $888,220)
 2,000 Prodega AG
       Registered Shares                  889,984      0.2
       Swiss market leader that operates
       "Cash and Carry."
       (cost $744,048)
 3,000 Valora Holdings AG
       Registered Shares                  632,573      0.2
       Operates restaurants, food vending
       machines and specialty retail stores.
       (cost $644,907)
                                      -----------     ----
                                        2,816,457      0.7


                                                    Percent
No. of                                      Value    of Net
Shares            Security                (Note A)   Assets
-----------------------------------------------------------
        Transport - 0.9%

 1,000  Kuehne & Nagel International AG
        Bearer Shares                   $ 645,239      0.2%
        Operates sea freight, land and rail
        transportation businesses and
        warehousing and distribution facilities.
        (cost $571,179)
 2,500  Sairgroup
        Registered Shares**             3,423,015      0.7
        Switzerland's largest airline company.
        (cost $2,358,734)
                                      -----------     ----
                                        4,068,254      0.9

648,323 Total Common Stocks and Warrants
        (Cost $183,257,064)***        405,317,108     99.8

        Other Assets in Excess
        of Liabilities                    713,389      0.2
                                     ------------    -----
        Net Assets Applicable to
        12,321,016 Shares of
        Common Stock Outstanding     $406,030,497    100.0%
                                     ============    =====
        Net Asset Value Per Share
        ($406,030,497 / 12,321,016)        $32.95
                                           ======

--------------------------------------------------------------------------------
   *One of the ten largest portfolio holdings.
  **Non-income producing security.
 ***Also aggregate cost for federal tax purposes.
    Descriptions of the companies have not been audited by Deloitte & Touche
    LLP.

    See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.

Statement of Operations                     For the Year Ended December 31, 1997

--------------------------------------------------------------------------------
Investment Income (Note A):
     Dividends (Less foreign taxes withheld of $627,608)                                              $ 3,644,142
     Interest (Less foreign taxes withheld of $135)                                                         3,212
                                                                                                      -----------
       Total income                                                                                     3,647,354
                                                                                                      -----------

Expenses:
     Investment advisory fee (Note B)                                                                   2,863,762
     Administration fee (Note B)                                                                          402,029
     Directors' fees and related expenses (Note D)                                                        178,420
     Legal fee                                                                                            146,874
     Accounting fee (Note B)                                                                              113,966
     Sub-custodian fee (Note B)                                                                            99,319
     Miscellaneous                                                                                         85,572
     Printing and postage                                                                                  68,549
     Franchise fee                                                                                         65,315
     Transfer agent fee                                                                                    61,485
     Audit fee                                                                                             29,927
     Custodian fee (Note B)                                                                                20,976
     Insurance                                                                                              2,969
                                                                                                      -----------
       Total expenses                                                                                   4,139,163
                                                                                                      -----------
Expenses in excess of income                                                                             (491,809)
                                                                                                      -----------

Net Realized and Unrealized Gain/(Loss) on Investments:

     Net realized gain from security transactions                                                       9,867,108
     Net realized foreign exchange loss                                                                  (430,653)
     Net unrealized appreciation or depreciation of investments                                       110,377,806
     Net unrealized appreciation or depreciation on translation of assets and liabilities
       denominated in foreign currency                                                                    (10,258)
                                                                                                      -----------
       Net gain on investments                                                                        119,804,003
                                                                                                      -----------

Net Increase in Net Assets Resulting from Operations                                                 $119,312,194
                                                                                                     ============
------------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

                                                                             For the Year Ended December 31,
                                                                             -------------------------------
                                                                                1997                  1996
----------------------------------------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
Operations:
     Net investment income/(expenses in excess of income)                   $  (491,809)            $   757,721
     Net realized foreign exchange loss                                        (430,653)               (557,889)
     Net realized gain from security transactions                             9,867,108              10,414,126
     Net unrealized appreciation or depreciation of investments             110,377,806              (6,595,590)
     Net unrealized appreciation or depreciation on translation of
       assets and liabilities denominated in foreign currency                   (10,258)                (14,340)
                                                                            -----------             -----------
     Net increase in net assets resulting from operations                   119,312,194               4,004,028
                                                                            -----------             -----------
Dividends to Shareholders from:
     Net investment income                                                      (25,030)             (1,292,382)
     Capital gains distribution                                             (10,580,024)             (7,916,148)
                                                                            -----------             -----------
       Total distributions to shareholders                                  (10,605,054)             (9,208,530)
                                                                            -----------             -----------

Capital Share Transactions:
     Value of shares issued in reinvestment                                   1,315,515                   8,253
                                                                            -----------             -----------
     Total increase from capital share transactions                           1,315,515                   8,253
                                                                            -----------             -----------
     Total increase/(decrease) in net assets                                110,022,655              (5,196,249)

Net Assets:
     Beginning of year                                                      296,007,842             301,204,091
                                                                           ------------            ------------
     End of year                                                           $406,030,497            $296,007,842
                                                                           ============            ============
---------------------------------------------------------------------------------------------------------------

See Notes to the Financial Statements.

                         THE SWISS HELVETIA FUND, INC.

Financial Highlights

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                                           For the Year Ended December 31,
                                                                 --------------------------------------------------
                                                                 1997       1996        1995       1994       1993
-------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
  Net asset value at beginning of year                         $ 24.14    $ 24.56     $ 19.79    $ 20.96    $ 14.62
                                                               -------    -------     -------    -------    -------
Income from Investment Operations:
  Net investment income/(expenses
    in excess of income)                                            --       0.10        0.06       0.03       0.08
  Net realized and unrealized gain/(expenses
    in excess of income) on investments(1)                        9.67       0.23        6.82       0.12       6.59
                                                               -------    -------     -------    -------    -------
  Total from Investment Operations                                9.67       0.33        6.88       0.15       6.67
                                                               -------    -------     -------    -------    -------
  Capital charge resulting from the issuance
    of fund shares                                                  --         --       (1.46)     (0.06)        --
                                                               -------    -------     -------    -------    -------
Less Distributions:
  Dividends from net investment income                              --      (0.10)      (0.06)     (0.27)     (0.08)
  Distributions from net realized
    capital gains                                                (0.86)     (0.65)      (0.59)     (0.99)     (0.25)
                                                               -------    -------     -------    -------    -------
  Total distributions                                            (0.86)     (0.75)      (0.65)     (1.26)     (0.33)
                                                               -------    -------     -------    -------    -------
  Net asset value at end of year                              $  32.95   $  24.14    $  24.56   $  19.79   $  20.96
                                                              ========   ========    ========   ========   ========
  Market value per share, end of year                         $  27.44   $  19.88    $  21.25   $  18.88   $  22.75
                                                              ========   ========    ========   ========   ========
Total Investment Return(2):
  Based on market value per share                                42.67%      (2.93)%    16.30%    (10.67)%    65.39%
  Based on net asset value per share                             41.10%       1.98%     26.28%      1.47%     44.90%

Ratios to Average Net Assets:
  Expenses                                                        1.17%      1.22%       1.38%      1.57%      1.50%
  Net investment income/(expenses
    in excess of income)                                         (0.14)%     0.25%       0.27%      0.02%      0.29%

Supplemental Data:
  Net assets at end of year (000)                             $406,030   $296,008    $301,204   $181,795   $184,698
  Average net assets during year (000)                        $354,923   $306,069    $231,234   $184,112   $151,936
  Portfolio turnover rate                                           13%        19%         10%        28%        20%
  Average commissions per share, traded(3)                    $ 0.9466   $ 0.7927          --         --         --
-------------------------------------------------------------------------------------------------------------------

(1) 1997, 1996, 1995 and 1994 include net realized currency gain. Prior years' net realized currency gain/(loss) is included in net investment income.

(2) Total investment return based on market value differs from that as measured based on net asset value due to an increase or decrease in the discount to net asset value at which the Fund's shares traded throughout the year. Total investment return excludes the effects of sales loads and commissions.

(3) Disclosure of average commissions per share is effective fiscal year beginning in 1996.

                         THE SWISS HELVETIA FUND, INC.


Notes to Financial Statements

A. Significant Accounting Policies - The Swiss Helvetia Fund, Inc. (the "Fund"), which was incorporated in Delaware on October 24, 1986 and commenced operations August 27, 1987, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end Investment Management Company. Its objective is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies.

    When preparing the Fund's financial statements, management makes estimates and assumptions to comply with generally accepted accounting principles. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. Our estimates could be different from the actual results. The Fund's significant accounting policies are:

    Security Valuation - The Fund states its investments at value. The Fund values a security that is traded on the Swiss stock exchange at the last sales price on the day of valuation. If there is no sales price available, the Fund values the security at the mean between the closing bid and asked prices for that day. A security that is not traded on the Swiss stock exchange is valued at the mean between the current bid and asked prices. If bid and asked prices are not available, the Fund uses a fair value that is determined in good faith by or under the direction of the Fund's Board of Directors.

    Securities Transactions and Investment Income - The Fund uses the trade date to account for security transactions and the specific identification method for financial reporting and income tax purposes to determine the cost of investments sold or redeemed. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Fund records Swiss withholding tax as an expense, net of an amount receivable from Swiss tax authorities in accordance with a tax treaty.

    Foreign Currency Translation - The Fund's books and records are maintained in U.S. dollars. The Fund translates Swiss franc amounts into U.S. dollars based on the following criteria.

    o The Fund adjusts asset and liability accounts to reflect the current exchange rate at the end of the period.

    o The Fund includes in the period's net realized foreign exchange gain, the exchange gain or loss that occurs due to exchange rate changes from the time an income or expense amount is accrued and the time it is realized.

    o The Fund records securities at cost based upon exchange rates at the time that Swiss francs are purchased or received. Exchange rates are identified on a first-in, first-out basis.

    It is not practical for the Fund to distinguish the portion of its operation results that occur due to exchange rate changes from the fluctuations that occur due to market price changes.

    Federal Income Taxes - The Fund determines its distributions according to income tax regulations, which may be different from generally accepted accounting principles. As a result, the Fund occasionally makes reclassifications within its capital accounts to reflect income and gains that are available for distribution under income tax regulations.

    The Fund declares and pays dividends from net investment income annually, and records distributions of capital gains on the ex-dividend date. The Fund is organized as a regulated investment company. As long as it maintains this status and distributes to its shareholders substantially all of its taxable net investment income and net realized capital gains, it will be exempt from most, if not all, federal income and excise taxes. As a result, the Fund has made no provisions for federal income taxes.

B. Investment Advisory Fees, Transactions with Affiliates and Other Fees - Hottinger Capital Corp. ("HCC"), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund's investment advisor. As compensation for its advisory services, the Fund pays HCC an annual fee based on the Fund's average month-end net assets. This fee is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million and 0.70% of the amount over $200 million. Accrued advisory fees were $271,970 on December 31, 1997. The Fund paid Hottinger & Cie $1,770 in brokerage commissions for the year ended December 31, 1997.

                         THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements                                        (concluded)

    Investment Company Capital Corp. ("ICC"), a subsidiary of Bankers Trust New York Corporation, is the Fund's administrator. As compensation for its administrative services, the Fund pays ICC an annual fee based on the Fund's average monthly net assets. This fee is calculated weekly and paid monthly at the following annual rates: 0.20% of the first $75 million, 0.15% of the next $75 million, 0.10% of the next $75 million and 0.05% of the amount over $225 million.

    Certain officers and/or directors of the Fund are officers and/or directors of HCC, Hottinger U.S., Inc., Hottinger & Cie and/or ICC.

    PNC Bank, N.A., a wholly-owned subsidiary of PNC Financial Corp., is the Fund's custodian and transfer agent. PNC Bank and the Fund have entered into an agreement with Credit Suisse that provides for the custody of Swiss securities that the Fund holds.

    As compensation for its accounting services, the Fund pays ICC an annual fee that is calculated weekly and paid monthly based on the Fund's average daily net assets. The Fund paid ICC $113,966 for accounting services for the year ended December 31, 1997.

C. Capital Share Transactions - The Fund is authorized to issue up to 50 million shares of $.001 par value capital stock. HCC owned 14,405 of the 12,321,016 shares outstanding on December 31, 1997. The Fund issued 59,324 new shares of common stock through the reinvestment of dividends in 1997.

D. Directors' Fees - The Fund pays each director who is not affiliated with the Fund, its investment advisor or administrator approximately $7,750 per annum in compensation, except for the Chairman of the Audit Committee, who receives an annual fee of approximately $8,500. In addition, each unaffiliated director receives $750 for each attended directors' meeting, $750 for each committee meeting attended if it is held separately and reimbursement for out-of-pocket expenses. Accrued directors' fees were $70,571 on December 31, 1997.

E. Investment Transactions - Excluding short-term obligations, purchases of investment securities aggregated $44,308,326 and sales of investment securities aggregated $52,106,320 for the year ended December 31, 1997.

    On December 31, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $224,228,148, aggregate gross unrealized depreciation of all securities in which there is an excess of tax cost over value was $2,168,103 and net realized appreciation was $222,060,044.

F. Federal Income Tax Information - Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, last year's permanent book/tax difference of $491,809 has been reclassified between net investment income and undistributed net realized gain from security transactions, respectively. These reclassifications have no effect on net assets or net asset values per share.

G.  Net Assets - On December 31, 1997, net assets consisted of:

    Paid-in capital                          $183,587,582
    Undistributed net investment income                --
    Undistributed net realized gain
        from security transactions                398,209
    Unrealized appreciation of investments    222,060,044
    Unrealized translation loss                   (15,338)
                                             ------------
                                             $406,030,497
                                             ============

                         THE SWISS HELVETIA FUND, INC.


Independent Auditors' Report

The Board of Directors and Stockholders,
The Swiss Helvetia Fund, Inc.:

We have audited the accompanying statement of net assets of The Swiss Helvetia Fund, Inc. as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Princeton, New Jersey
January 29, 1998



Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
------------------------------------------------------------------------------

Notice is hereby given in accordance with section 23(c) of The Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.
------------------------------------------------------------------------------

The following information summarizes all per share distributions declared by the Fund during the year ended December 31, 1997.

Domestic Ordinary Income                   $.0120
Foreign Source Income                      $.0245
                                           ------
  Total Ordinary Income                    $.0365
                                           ======
Long-Term Capital Gains                    $.8252
                                           ------
   Total Distributions                     $.8617
                                           ======
Foreign Tax Paid or Withheld               $.0509

The foreign taxes paid or withheld per share represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

                         THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan

The Plan

     The Swiss Helvetia Fund's (the "Fund") Dividend Reinvestment Plan offers you a convenient way to invest your income dividends and capital gains distributions in additional shares of the Fund's common stock thereby increasing your holdings of the Fund's shares. Participation in the Plan does not alter the normal federal, state and local income tax consequences associated with income dividends and capital gains distributions.

     The Plan is designed to allow all stockholders an opportunity to participate. Some of the Plan features are:

1. Dividend reinvestment automatically increases the number of shares you own.

2. Dividends and distributions are in additional shares at the lower of net asset value or market price.

3. Shares purchased through the Plan are recorded in your account providing protection against theft or destruction of share certificates.

4. You may terminate your Plan account at any time.

     Not all brokerage firms holding shares in brokerage accounts permit participation in dividend reinvestment plans such as the Plan, and even if a stockholder's brokerage firm does permit such participation, a stockholder may not be able to transfer such shares to another broker who does not permit such participation. Stockholders are encouraged to contact their brokerage firm to determine any restrictions upon participation.

How Do I Enroll In The Plan?

     To participate in the Fund's Dividend Reinvestment Plan, please contact your broker or PNC Bank, N.A. ("PNC").

     To start the Plan with a specific dividend, please forward the form to your broker or PNC 10 days prior to the record date for that dividend.

How Does The Plan Work?

     When a dividend is declared, non-participants in the Plan will receive cash. Plan participants will receive the equivalent in shares of the Fund valued at the lower of the market price or net asset value as described below.

1. Whenever net asset value is equal to or less than market price by no more than 5% at the time of valuation, Plan participants will be issued shares at net asset value.

2. If the net asset value is less than 95% of the market price on the valuation date, Plan participants will be issued shares at 95% of the market price of shares on the valuation date.

3. If net asset value exceeds the market price of shares on the valuation date, PNC, as agent for the participants, will buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts.

     If, before PNC has completed its purchase, the market price exceeds the net asset value of shares, the average per share purchase price paid by PNC may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund.

Will The Entire Amount Of My Distribution Be Reinvested?

     As a Plan participant, the entire amount of your distribution will be reinvested. For any balance that is insufficient to purchase a whole share, the amount will be credited to your account in fractional shares.

Will Stock Certificates Be Issued For Transactions in The Plan?

     You will be issued a stock certificate upon request.

Is There Any Charge To Participate In The Plan?

     There is no charge to participants for reinvesting dividends or distributions. PNC's fee for handling the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charge to stockholders for shares issued directly by the Fund as a result of dividends or distributions payable either in stock or cash. Each participant, however, will pay a pro rata share of brokerage commissions incurred with respect to PNC's open market purchases in connection with the reinvestment of dividends or distributions.

How Can I Discontinue My Participation In The Plan?

     You may terminate your account under the Plan by notifying PNC in writing. Upon termination, you will receive a certificate for the number of shares held in the Plan.

Where Can I Direct My Questions And Correspondence?

     Questions and correspondence concerning the Plan should be directed to:

     PNC Bank, N.A.
     P.O. Box 8950
     Wilmington, Delaware 19899
     1-800-852-4750


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